                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -----------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 23, 2004


                            T-3 ENERGY SERVICES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                 DELAWARE                                   0-19580                                 76-0697390
     (STATE OR OTHER JURISDICTION OR               (COMMISSION FILE NUMBER)            (IRS EMPLOYER IDENTIFICATION NUMBER)
              INCORPORATION)

                       13111 NORTHWEST FREEWAY, SUITE 500
                              HOUSTON, TEXAS 77040
              (ADDRESS OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                 (713) 996-4110
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

         On February 23, 2004, T-3 Energy Services, Inc. ("T-3") sold substantially all the assets of its LSS-Lone Star-Houston, Inc. ("Lone Star"), Bolt Manufacturing Co., Inc. (d/b/a Walker Bolt Manufacturing Company), and WHIR Acquisition, Inc. (d/b/a Ameritech Fastener Manufacturing) subsidiaries (collectively, "the Businesses") to Lone Star Fasteners, LP (the "Asset Sale"). Lone Star primarily manufactures and distributes a broad line of standard and metric fasteners. Additionally, Lone Star custom manufactures and coats fasteners to customer specifications. Walker Bolt specializes in manufacturing quality fasteners in small quantities for commercial and military applications. Ameritech manufactures specialty parts used in the military and aerospace industry. The asset sale was consummated pursuant to a Purchase and Sale of Assets Agreement ("Agreement") by and among Lone Star Fasteners, LP as the "Buyer" and LSS-Lone Star - Houston, Inc., Bolt Manufacturing Co., Inc. and WHIR Acquisition, Inc. as "Sellers" and T-3 Energy Services, Inc. as "Shareholder".

         Pursuant to the Agreement, Lone Star Fasteners, LP purchased substantially all of the assets of the Sellers for a purchase price of $7.4 million, subject to a working capital adjustment after closing. The Sellers received $7.4 million in cash at closing, which was immediately used to pay down long-term debt. In addition, the Sellers received two promissory notes in the amount of $0.2 million and $0.1 million, respectively, where ultimate collection is contingent upon the occurrence of certain specified future events. The principal balances of the notes are due in February 2006. Interest on the notes is payable quarterly and accrues at 8.0% per annum. Additionally, the Agreement provides for the Seller and/or the Shareholder to procure assignments or new contracts with certain existing customers, licensors and landlords associated with the business within ninety days after the closing. If the Seller and/or Shareholder fail to procure such assignments or new contracts then the Seller shall reimburse the buyer with an amount associated to each contract right.

         The foregoing description of the terms of the asset sale does not purport to be a complete statement of the parties' rights or a complete explanation of the material terms of such agreement. Such description is qualified in its entirety by reference to the definitive Purchase and Sale of Assets Agreement, a copy of which is attached as an exhibit hereto. See the Company's historical financial statements included in T-3 Energy Services, Inc.'s quarterly report on Form 10-Q for the nine months ended September 30, 2003 and its Annual Report on Form 10-K for the year ended December 31, 2002 for additional information.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) Financial Statements of Businesses Acquired

         Not applicable

         (b) Unaudited Pro Forma Consolidated Financial Information

         Introduction to Unaudited Pro Forma Consolidated Financial Information

         Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2003

         Unaudited Pro Forma Consolidated Statements of Operations for the nine months ended September 30, 2003 and the year ended December 31, 2002

         Notes to Unaudited Pro Forma Consolidated Financial Information

(c) Exhibits

         2.1 Purchase and Sale of Assets Agreement among Lone Star Fasteners, LP as "Buyer"; LSS-Lone Star-Houston, Inc., Bolt Manufacturing Co., Inc. d/b/a Walker Bolt Manufacturing Company and WHIR Acquisition, Inc. d/b/a Ameritech Fastener Manufacturing as "Sellers" and T-3 Energy Services, Inc. as "Shareholder"

Introduction to Unaudited Pro Forma Consolidated Financial Information

         The unaudited pro forma consolidated statements of operations for the year ended December 31, 2002 and nine months ended September 30, 2003 give effect to the sale of the Businesses as if the transaction had occurred on January 1, 2002. The unaudited pro forma consolidated balance sheet as of September 30, 2003 gives effect to the sale of the Businesses as if the transaction occurred on September 30, 2003.

         The unaudited pro forma consolidated statements of operations and unaudited pro forma consolidated balance sheet were derived by adjusting the historical consolidated financial statements of T-3 Energy Services, Inc., which includes the results of the businesses. The unaudited pro forma consolidated financial statements are provided for informational purposes only and should not be construed to be indicative of T-3 Energy Services, Inc.'s consolidated financial position or results of operations had the transaction been consummated on the date assumed and do not project T-3 Energy Services, Inc.'s consolidated financial position or results of operations for any future period or date.

         The unaudited pro forma consolidated financial statements and accompanying notes should be read in conjunction with T-3 Energy Services, Inc.'s historical consolidated financial statements and notes thereto included in T-3 Energy Services, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2002 and its quarterly report on Form 10-Q as of and for the nine months ended September 30, 2003.

                   T-3 ENERGY SERVICES, INC. AND SUBSIDIARIES
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 2003
                                 (in thousands)

                                                                                         PRO FORMA
                                                                        T-3             DISPOSITION
                                                                     HISTORICAL       ADJUSTMENTS (a)       PRO FORMA
                                                                     ----------       ---------------       ---------
ASSETS
Current assets:
   Cash                                                              $      34          $      --           $      34
   Trade accounts receivable, net                                       24,181             (2,462)             21,719
   Inventories                                                          19,523             (3,863)             15,660
   Notes Receivable, current portion                                       571                 --                 571
   Prepaid expenses and other                                            2,971                381               3,352
   Deferred Income Taxes                                                 2,979                102               3,081
                                                                     ---------          ---------           ---------
Total current assets                                                    50,259             44,417              (5,842)
Property and equipment, net                                             28,385             (5,102)             23,283
Notes Receivable, less current portion                                   3,339                 --               3,339
Goodwill, net                                                           96,285            (11,777)             84,508
Other intangible assets, net                                             2,612                (18)              2,594
Other assets                                                               442                 (8)                434
                                                                     ---------          ---------           ---------
Total assets                                                         $ 181,322          $ (22,747)          $ 158,575
                                                                     =========          =========           =========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:

   Accounts payable                                                  $  11,728          $  (1,075)          $  10,653
   Accrued expenses and other                                            8,771               (110)              8,661
   Current maturities of long-term debt                                  3,490                 --               3,490
                                                                     ---------          ---------           ---------
Total current liabilities                                               23,989             (1,185)             22,804
Long-term debt, less current maturities                                 22,345             (7,364)             14,981
Other long term liabilities                                                884                 --                 884
Deferred income taxes                                                    2,903             (1,028)              1,875
                                                                     ---------          ---------           ---------
Total liabilities                                                       50,121             (9,577)             40,544
                                                                     ---------          ---------           ---------
Commitments and contingencies
Stockholders' equity:
   Preferred stock, $.001 par value; 25,000,000 shares
         authorized, no shares issued and outstanding                       --                 --                  --
   Common stock, $.001 par value; 50,000,000 shares
         authorized, 9,581,669 shares issued and
         outstanding                                                        11                 --                  11
   Additional paid-in-capital                                          122,952                 --             122,952
   Warrants                                                                853                 --                 853
   Retained earnings (deficit)                                           7,385            (13,170)             (5,785)
                                                                     ---------          ---------           ---------
                  Total stockholders' equity                           131,201            (13,170)            118,031
                                                                     ---------          ---------           ---------
Total liabilities and stockholders' equity                             181,322          $ (22,747)          $ 158,575
                                                                     =========          =========           =========

                   T-3 ENERGY SERVICES, INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003
                                 (in thousands)


                                                                                        PRO FORMA
                                                                   T-3                 DISPOSITION
                                                                 HISTORICAL            ADJUSTMENTS            PRO FORMA
                                                                 ----------           ------------            ----------
Revenues
   Products                                                      $  88,701           $ (18,567)(a)            $  70,134
   Services                                                         21,876                  --                   21,876
                                                                 ---------           ---------                ---------
                                                                   110,577             (18,567)                  92,010
Cost of revenues
   Products                                                         66,127             (15,365)(a)               50,762
   Services                                                         15,275                  --                   15,275
                                                                 ---------           ---------                ---------
                                                                    81,402             (15,365)                  66,037
                                                                 ---------           ---------                ---------
Gross profit                                                        29,175              (3,202)                  25,973
Operating expenses                                                  23,770              (2,865)(a)               20,905
                                                                 ---------           ---------                ---------
Income (loss) from operations                                        5,405                (337)                   5,068
Other (income) expense
   Interest expense                                                  2,377                (231)(b)                2,146
   Interest income                                                    (181)                 --                     (181)
   Other                                                             2,115                  --                    2,115
                                                                 ---------           ---------                ---------
     Total other (income) expense                                    4,311                (231)                   4,080
                                                                 ---------           ---------                ---------
Income (loss) before provision for income taxes                      1,094                (106)                     988
Provision for income taxes                                             536                 (36)(a,b)                500
                                                                 ---------           ---------                ---------
Net Income (Loss)                                                $     558           $     (70)               $     488
                                                                 =========           =========                =========
Net income per common share:
     Basic earnings per share                                    $    0.05                                    $    0.05
                                                                 =========                                    =========
     Diluted earnings per share                                  $    0.05                                    $    0.05
                                                                 =========                                    =========
Weighted average common shares:
     Basic                                                          10,582                                       10,582
     Diluted                                                        10,584                                       10,584

                   T-3 ENERGY SERVICES, INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002
                                 (in thousands)


                                                                                      PRO FORMA
                                                                   T-3               DISPOSITION
                                                                HISTORICAL           ADJUSTMENTS             PRO FORMA
                                                                ----------           -----------             ---------
Revenues
   Products                                                     $ 114,646           $ (23,965)(a)            $  90,681
   Services                                                        32,224                  --                   32,224
                                                                ---------           ---------                ---------
                                                                  146,870             (23,965)                 122,905
Cost of revenues
   Products                                                        82,684             (18,798)(a)               63,886
   Services                                                        22,054                  --                   22,054
                                                                ---------           ---------                ---------
                                                                  104,738             (18,798)                  85,940
                                                                ---------           ---------                ---------
Gross profit                                                       42,132              (5,167)                  36,965
Operating expenses                                                 31,856              (4,368)(a)               27,488
                                                                ---------           ---------                ---------
Income (loss) from operations                                      10,276                (799)                   9,477
Other (income) expense
   Interest expense                                                 3,478                (344)(b)                3,134
   Interest income                                                   (676)                 --                     (676)
   Other                                                              (84)                 --                      (84)
                                                                ---------           ---------                ---------
     Total other (income) expense                                   2,718                (344)                   2,374
                                                                ---------           ---------                ---------
Income (loss) before provision for income taxes                     7,558                (455)                   7,103
Provision for income taxes                                          2,988                (155)(a,b)              2,833
                                                                ---------           ---------                ---------
Net Income (Loss)                                               $   4,570           $    (300)               $   4,270
                                                                =========           =========                =========

 Net income per common share:
     Basic earnings per share                                   $    0.44                                    $    0.41
                                                                =========                                    =========
     Diluted earnings per share                                 $    0.44                                    $    0.41
                                                                =========                                    =========
 Weighted average common shares:
     Basic                                                         10,346                                       10,346
     Diluted                                                       10,347                                       10,347

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

(a) To record the disposition, including the elimination of the assets and liabilities sold and to reflect the application of the sales proceeds

                                                                     (in thousands)
                                                                     --------------
Sale proceeds                                                          $  7,364
Less selling expenses                                                      (150)
                                                                       --------
                                                                          7,214

Net book value of assets sold                                            21,968
                                                                       --------
Loss on sale of Sellers' assets                                         (14,754)
Income tax benefit                                                        1,584
                                                                       --------
Loss on sale net of tax                                                $(13,170)
                                                                       ========


UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

(a) To eliminate the historical results of operations of the Sellers in connection with the Disposition

(b) To adjust historical interest expense for T-3's obligations retired from the proceeds of the Disposition

                                                                YEAR ENDED                         NINE MONTHS ENDED
                                                               DECEMBER 31,                          SEPTEMBER 30,
                                                                   2002                                  2003
                                                               ------------                          -------------
                                                                                  (in thousands)
    Proceeds received and used to pay debt                       $ 7,364                               $ 7,364
    Interest rate                                                   4.67%                                 4.18%
                                                                 -------                               -------
    Reduction in interest expense as a result of the
      sale                                                       $   344                               $   231
                                                                 =======                               =======

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     T-3 ENERGY SERVICES, INC.


                                     /s/ Steven J. Brading
                                     ------------------------------------------
                                     Steven J. Brading,
                                     Vice-President and Chief Financial Officer




Date:  March 9, 2004

                                INDEX TO EXHIBITS

     EXHIBIT
     NUMBER                                          IDENTIFICATION OF EXHIBIT
     ------                                          -------------------------
       2.1            --    Purchase and Sale of Assets Agreement among Lone Star Fasteners, LP as
                            "Buyer"; LSS-Lone Star-Houston, Inc., Bolt Manufacturing Co., Inc. d/b/a
                            Walker Bolt Manufacturing Company and WHIR Acquisition, Inc. d/b/a
                            Ameritech Fastener Manufacturing as "Sellers" and T-3 Energy Services,
                            Inc. as "Shareholder"